OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                          (UNAUDITED)      (UNAUDITED)
                                                          APR 30, 1998     MAR 31, 1998
                                                              ESD              ESD            CHANGE
                                                      -------------------------------------------------
CURRENT ASSETS
Cash                                                           45,689           36,546           9,143
Restricted cash held in escrow                              2,615,381        2,615,260             121
Accounts receivable
  A/R--trade                                               11,724,953       11,849,505        (124,552)
  A/R--interco                                                  1,086           16,378         (15,292)
  A/R--employees                                                8,682            3,799           4,883
  A/R--supplemental                                         1,883,112        1,871,891          11,221
  A/R--misc                                                   191,587          208,740         (17,153)
  Allowance for doubtful accounts                          (3,056,888)      (3,124,492)         67,604
                                                      -------------------------------------------------
    Accounts receivable, net                               10,752,532       10,825,822         (73,290)
                                                      -------------------------------------------------
Costs and earnings in excess of billings                    5,696,773        5,842,726        (145,953)
Prepaid expenses                                                  -                -               -
Inventory                                                                                          -
Inventory reserve                                                                                  -
                                                      -------------------------------------------------
    Inventory, net                                                -                -               -
                                                      -------------------------------------------------
Other current assets                                                                               -
                                                      -------------------------------------------------
TOTAL CURRENT ASSETS                                       19,110,375       19,320,354        (209,979)
                                                      -------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                           2,232,329        2,229,615           2,714
  Automotive equipment                                      1,031,192        1,038,692          (7,500)
  Office furniture and equipment                              833,149          826,844           6,305
  Leasehold improvements                                       93,223           93,223             -
                                                      -------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            4,189,893        4,188,374           1,519
  Accum. Depreciation                                      (2,726,791)      (2,672,484)        (54,308)
                                                      -------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                1,463,102        1,515,891         (52,789)
                                                      -------------------------------------------------
Long-term accounts receivable - Other (Texas)               1,053,883        1,053,883             -
Reserve for Long-term accounts receivable                    (350,000)        (350,000)            -
                                                      -------------------------------------------------
   Long-term accounts receviable - Other (Texas), net         703,883          703,883             -
Other Assets                                                  177,975          177,675             300
Investment & Intercompany in Subsidiaires                         -                -               -
                                                      -------------------------------------------------
TOTAL ASSETS                                               21,455,335       21,717,803        (262,468)
                                                      -------------------------------------------------
                                                      -------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            316,208          281,937          34,271
  Line of Credit
  Accrued expenses, excluding bankruptcy costs                368,747          329,055          39,692
  Accrued bankruptcy costs
  Estimated claims against cash held in escrow              2,560,602        2,560,602             -
  Intercompany - BNYFC                                      8,219,509        8,423,607        (204,098)
  Intercompany payables                                         1,590           60,540         (58,950)
                                                      -------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                    11,466,656       11,655,741        (189,085)
Intercompany Notes Payable                                  8,741,768        8,741,768             -
Pre Petition Liabilities                                    2,226,778        2,239,330         (12,552)
Pre Petition Estimated Construction Claims
                                                      -------------------------------------------------
  TOTAL LIABILITIES                                        22,435,202       22,636,839        (201,637)
                                                      -------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par
Additional paid in capital                                 17,791,864       17,791,864
Treasury Stock A-P-I-C
Retained earnings - prior                                 (15,563,780)     (15,563,780)
Y-T-D net income pre petition                                 (26,496)         (26,496)
Y-T-D net income post petition                             (3,181,455)      (3,120,624)        (60,831)
                                                      -------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                 (979,867)        (919,036)        (60,831)
                                                      -------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                   21,455,335       21,717,803        (262,468)
                                                      -------------------------------------------------
                                                      -------------------------------------------------


                                                        (UNAUDITED)         (UNAUDITED)
                                                        APR 30, 1998       MAR 31, 1998
                                                             PSD                 PSD            CHANGE
                                                      -------------------------------------------------
CURRENT ASSETS
Cash                                                           51,288           37,577           13,711
Restricted cash held in escrow                                                                      -
Accounts receivable
  A/R--trade                                                1,712,612        1,911,877         (199,265)
  A/R--interco                                                  1,590              -              1,590
  A/R--employees                                               17,085           17,900             (815)
  A/R--supplemental                                                                                 -
  A/R--misc                                                       -                -                -
  Allowance for doubtful accounts                             (67,475)         (98,115)          30,640
                                                      -------------------------------------------------
    Accounts receivable, net                                1,663,812        1,831,662         (167,850)
                                                      -------------------------------------------------
Costs and earnings in excess of billings                                                            -
Prepaid expenses                                               71,049           74,062           (3,013)
Inventory                                                   3,884,440        3,991,878         (107,438)
Inventory reserve                                          (1,569,720)      (1,647,478)          77,758
                                                      -------------------------------------------------
    Inventory, net                                          2,314,720        2,344,400          (29,680)
                                                      -------------------------------------------------
Other current assets                                                                                -
                                                      -------------------------------------------------
TOTAL CURRENT ASSETS                                        4,100,869        4,287,701         (186,832)
                                                      -------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                             323,298          323,298              -
  Automotive equipment                                        619,625          619,625              -
  Office furniture and equipment                            1,111,020        1,107,708            3,312
  Leasehold improvements                                       89,040           89,040              -
                                                      -------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                            2,142,983        2,139,671            3,312
  Accum. Depreciation                                      (1,195,831)      (1,173,561)         (22,270)
                                                      -------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                  947,152          966,110          (18,958)
                                                      -------------------------------------------------
Long-term accounts receivable - Other (Texas)                     -                -                -
Reserve for Long-term accounts receivable                                                           -
                                                      -------------------------------------------------
   Long-term accounts receviable - Other (Texas), net             -                -                -
Other Assets                                                      -                -                -
Investment & Intercompany in Subsidiaires                         -                -                -
                                                      -------------------------------------------------
TOTAL ASSETS                                                5,048,021        5,253,811         (205,790)
                                                      -------------------------------------------------
                                                      -------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                            100,018          105,616           (5,598)
  Line of Credit                                                                                    -
  Accrued expenses, excluding bankruptcy costs                505,614          491,873           13,741
  Accrued bankruptcy costs                                                                          -
  Estimated claims against cash held in escrow                                                      -
  Intercompany - BNYFC                                      8,317,154        8,216,587          100,567
  Intercompany payables                                         1,086              -              1,086
                                                      -------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                     8,923,872        8,814,076          109,796
Intercompany Notes Payable                                                                          -
Pre Petition Liabilities                                    1,046,103        1,054,153           (8,050)
Pre Petition Estimated Construction Claims                                                          -
                                                      -------------------------------------------------
  TOTAL LIABILITIES                                         9,969,975        9,868,229          101,746
                                                      -------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                         3,371,172        3,371,172
Additional paid in capital                                 10,742,189       10,742,189
Treasury Stock A-P-I-C
Retained earnings - prior                                 (14,767,222)     (14,767,222)
Y-T-D net income pre petition                                (247,894)        (247,894)
Y-T-D net income post petition                             (4,020,199)      (3,712,663)        (307,536)
                                                      -------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                               (4,921,954)      (4,614,418)        (307,536)
                                                      -------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                    5,048,021        5,253,811         (205,790)
                                                      -------------------------------------------------
                                                      -------------------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                                (UNAUDITED)       (UNAUDITED)
                                                                APR 30, 1998      MAR 31, 1998
                                                                 CORPORATE         CORPORATE          CHANGE
                                                               -------------------------------------------------
 CURRENT ASSETS
 Cash                                                                687,161          436,353           250,808
 Restricted cash held in escrow                                                                               -
 Accounts receivable
   A/R--trade                                                        144,431          144,431                 -
   A/R--interco                                                                                               -
   A/R--employees                                                                                             -
   A/R--supplemental                                                                                          -
   A/R--misc.                                                      1,076,094        1,078,506            (2,412)
   Allowance for doubtful accounts                                (1,138,467)      (1,138,467)                -
                                                               -------------------------------------------------
     Accounts receivable, net                                         82,058           84,470            (2,412)
                                                               -------------------------------------------------
 Costs and earnings in excess of billings                                                                     -
 Prepaid expenses                                                    449,540          421,144            28,396
 Inventory                                                                                                    -
 Inventory reserve                                                                                            -
                                                               -------------------------------------------------
     Inventory, net                                                        -                -                 -
                                                               -------------------------------------------------
 Other current assets                                                                                         -
                                                               -------------------------------------------------
 TOTAL CURRENT ASSETS                                              1,218,759          941,967           276,792
                                                               -------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                                                            -
   Automotive equipment                                                                                       -
   Office furniture and equipment                                    310,472          310,472                 -
   Leasehold improvements                                             21,780           21,780                 -
                                                               -------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                    332,252          332,252                 -
   Accum. Depreciation                                              (280,208)        (277,976)           (2,232)
                                                               -------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                         52,044           54,276            (2,232)
                                                               -------------------------------------------------
 Long-term accounts receivable - Other (Texas)                             -                -                 -
 Reserve for Long-term accounts receivable                                                                    -
                                                               -------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                     -                -                 -
 Other Assets                                                        129,907          360,775          (230,868)
 Investment & Intercompany in Subsidiaires                        74,785,282       74,785,282                 -
                                                               -------------------------------------------------
 TOTAL ASSETS                                                     76,185,992       76,142,300            43,692
                                                               -------------------------------------------------
                                                               -------------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                   26,516           37,118           (10,602)
   Line of Credit                                                 20,799,697       20,604,353           195,344
   Accrued expenses, excluding bankruptcy costs                      454,202          516,301           (62,099)
   Accrued bankruptcy costs                                        2,813,589        2,658,129           155,460
   Estimated claims against cash held in escrow                                                               -
   Intercompany - BNYFC                                          (19,353,124)     (19,504,039)          150,915
   Intercompany payables                                                                                      -
                                                               -------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                           4,740,880        4,311,862           429,018
 Intercompany Notes Payable                                                                                   -
 Pre Petition Liabilities                                          2,534,195        2,534,371              (176)
 Pre Petition Estimated Construction Claims                                                                   -
                                                               -------------------------------------------------
   TOTAL LIABILITIES                                               7,275,075        6,846,233           428,842
                                                               -------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                 121,289          121,289
 Additional paid in capital                                      128,204,630      128,204,630
 Treasury Stock A-P-I-C                                             (562,506)        (562,506)
 Retained earnings - prior                                       (49,321,103)     (49,321,103)
 Y-T-D net income pre petition                                      (895,498)        (895,498)
 Y-T-D net income post petition                                   (8,635,895)      (8,250,745)         (385,150)
                                                               -------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                     68,910,917       69,296,067          (385,150)
                                                               -------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                         76,185,992       76,142,300            43,692
                                                               -------------------------------------------------
                                                               -------------------------------------------------



                                                                    (UNAUDITED)       (UNAUDITED)
                                                                    APR 30, 1998      MAR 31, 1998
                                                                     CONTINUING       CONTINUING
                                                                     OPERATIONS       OPERATIONS           CHANGE
                                                              -------------------------------------------------------
CURRENT ASSETS
Cash                                                                     784,138          510,476          273,662
Restricted cash held in escrow                                         2,615,381        2,615,260              121
Accounts receivable
  A/R--trade                                                          13,581,996       13,905,813         (323,817)
  A/R--interco                                                             2,676           16,378          (13,702)
  A/R--employees                                                          25,767           21,699            4,068
  A/R--supplemental                                                    1,883,112        1,871,891           11,221
  A/R--misc.                                                           1,267,681        1,287,246          (19,565)
  Allowance for doubtful accounts                                     (4,262,830)      (4,361,074)          98,244
                                                              -------------------------------------------------------
    Accounts receivable, net                                          12,498,402       12,741,954         (243,552)
                                                              -------------------------------------------------------
Costs and earnings in excess of billings                               5,696,773        5,852,172         (155,399)
Prepaid expenses                                                         520,589          485,760           34,829
Inventory                                                              3,884,440        3,991,878         (107,438)
Inventory reserve                                                     (1,569,720)      (1,647,478)          77,758
                                                              -------------------------------------------------------
    Inventory, net                                                     2,314,720        2,344,400          (29,680)
                                                              -------------------------------------------------------
Other current assets                                                           -                -                -
                                                              -------------------------------------------------------
TOTAL CURRENT ASSETS                                                  24,430,003       24,550,022          (120,019)
                                                              -------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                                      2,555,627        2,552,913             2,714
  Automotive equipment                                                 1,650,817        1,658,317            (7,500)
  Office furniture and equipment                                       2,254,641        2,245,024             9,617
  Leasehold improvements                                                 204,043          204,043                 -
                                                              -------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                                       6,665,128        6,660,297             4,831
  Accum. Depreciation                                                 (4,202,830)      (4,124,021)          (78,809)
                                                              -------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                                           2,462,298        2,536,277           (73,978)
                                                              -------------------------------------------------------
Long-term accounts receivable - Other (Texas)                          1,053,883        1,053,883                 -
Reserve for Long-term accounts receivable                               (350,000)        (350,000)                -
                                                              -------------------------------------------------------
   Long-term accounts receviable - Other (Texas), net                    703,883          703,883                 -
Other Assets                                                             307,882          538,450          (230,568)
Investment & Intercompany in Subsidiaires                             74,785,282       74,785,282                 -
                                                              -------------------------------------------------------
TOTAL ASSETS                                                         102,689,348      103,113,914          (424,565)
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                                       442,742          424,671            18,071
  Line of Credit                                                      20,799,697       20,604,353           195,344
  Accrued expenses, excluding bankruptcy costs                         1,328,563        1,337,228            (8,665)
  Accrued bankruptcy costs                                             2,813,589        2,658,129           155,460
  Estimated claims against cash held in escrow                         2,560,602        2,560,602                 -
  Intercompany - BNYFC                                                (2,816,461)      (2,863,845)           47,384
  Intercompany payables                                                    2,676           60,540           (57,864)
                                                              -------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES                               25,131,408       24,781,678           349,730
Intercompany Notes Payable                                             8,741,768        8,741,768
Pre Petition Liabilities                                               5,807,076        5,827,854           (20,778)
Pre Petition Estimated Construction Claims                                     -                -                 -
                                                              -------------------------------------------------------
  TOTAL LIABILITIES                                                   39,680,252       39,351,300           328,952
                                                              -------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                                    3,492,461        3,492,461
Additional paid in capital                                           156,738,683      156,738,683
Treasury Stock A-P-I-C                                                  (562,506)        (562,506)
Retained earnings - prior                                            (79,652,105)     (79,652,105)
Y-T-D net income pre petition                                         (1,169,888)      (1,169,888)
Y-T-D net income post petition                                       (15,837,549)     (15,084,032)         (753,517)
                                                              -------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                                          63,009,096       63,762,614          (753,517)
                                                              -------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                             102,689,348      103,113,914          (424,565)
                                                              -------------------------------------------------------
                                                              -------------------------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION

                                                                  (UNAUDITED)     (UNAUDITED)
                                                                  APR 30, 1998    MAR 31, 1998
                                                                  DISCONTINUED    DISCONTINUED
                                                                   OPERATIONS      OPERATIONS          CHANGE
                                                                 --------------------------------------------------
 CURRENT ASSETS
 Cash                                                                        -                -                 -
 Restricted cash held in escrow                                                               -                 -
 Accounts receivable
   A/R--trade                                                        5,388,686        5,522,449          (133,763)
   A/R--interco                                                              -           60,540           (60,540)
   A/R--employees                                                                             -                 -
   A/R--supplemental                                                                                            -
   A/R--misc.                                                           40,640           57,641           (17,001)
   Allowance for doubtful accounts                                  (2,788,545)      (2,878,073)           89,528
                                                                 --------------------------------------------------
     Accounts receivable, net                                        2,640,781        2,762,557          (121,776)
                                                                 --------------------------------------------------
 Costs and earnings in excess of billings                                                     -                 -
 Prepaid expenses                                                                             -                 -
 Inventory                                                                                    -                 -
 Inventory reserve                                                                            -                 -
                                                                 --------------------------------------------------
     Inventory, net                                                          -                -                 -
                                                                 --------------------------------------------------
 Other current assets                                                   83,773           83,773                 -
                                                                 --------------------------------------------------
 TOTAL CURRENT ASSETS                                                2,724,554        2,846,330          (121,776)
                                                                 --------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                       4,831            4,831                 -
   Automotive equipment                                                 16,657           16,657                 -
   Office furniture and equipment                                        3,518            3,518                 -
   Leasehold improvements                                              130,767          130,767                 -
                                                                 --------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                      155,773          155,773                 -
   Accum. Depreciation                                                 (78,397)         (78,397)                -
                                                                 --------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                           77,376           77,376                 -
                                                                 --------------------------------------------------
 Long-term accounts receivable - Other (Texas)                               -                -                 -
 Reserve for Long-term accounts receivable                                                                      -
                                                                 --------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                       -                -                 -
 Other Assets                                                           20,815           20,815                 -
 Investment & Intercompany in Subsidiaires                                                    -                 -
                                                                 --------------------------------------------------
 TOTAL ASSETS                                                        2,822,745        2,944,521          (121,776)
                                                                 --------------------------------------------------
                                                                 --------------------------------------------------
 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                         41            6,951            (6,910)
   Line of Credit
   Accrued expenses, excluding bankruptcy costs                         20,403           20,405                (2)
   Accrued bankruptcy costs
   Estimated claims against cash held in escrow
   Intercompany - BNYFC                                              2,816,461        2,863,843           (47,382)
   Intercompany payables                                                     -           16,378           (16,378)
                                                                 --------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                             2,836,905        2,907,577           (70,672)
 Intercompany Notes Payable                                          2,535,455        2,535,454                 1
 Pre Petition Liabilities                                           10,276,211       10,289,703           (13,492)
 Pre Petition Estimated Construction Claims                          2,904,000        2,904,000                 -
                                                                 --------------------------------------------------
   TOTAL LIABILITIES                                                18,552,571       18,636,734           (84,163)
                                                                 --------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                 2,082,948        2,082,948
 Additional paid in capital                                         25,370,631       25,370,631
 Treasury Stock A-P-I-C
 Retained earnings - prior                                         (32,353,340)     (32,353,339)
 Y-T-D net income pre petition                                        (676,048)        (676,048)
 Y-T-D net income post petition                                    (10,154,017)     (10,116,404)          (37,613)
                                                                 --------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                      (15,729,826)     (15,692,214)          (37,613)
                                                                 --------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                            2,822,745        2,944,521          (121,776)
                                                                 --------------------------------------------------
                                                                 --------------------------------------------------


                                                                 (UNAUDITED)       (UNAUDITED)
                                                                 APR 30, 1998      MAR 31, 1998
                                                                   COMBINED         COMBINED
                                                                     FINAL             FINAL            CHANGE
                                                                 --------------------------------------------------
 CURRENT ASSETS
 Cash                                                                  784,138          510,476           273,662
 Restricted cash held in escrow                                      2,615,381        2,615,260               121
 Accounts receivable
   A/R--trade                                                       18,970,682       19,428,262          (457,580)
   A/R--interco                                                              -                -                 -
   A/R--employees                                                       25,767           21,699             4,068
   A/R--supplemental                                                 1,883,112        1,871,891            11,221
   A/R--misc.                                                        1,308,321        1,344,887           (36,566)
   Allowance for doubtful accounts                                  (7,051,375)      (7,239,147)          187,772
                                                                 --------------------------------------------------
     Accounts receivable, net                                       15,136,507       15,427,593          (291,086)
                                                                 --------------------------------------------------
 Costs and earnings in excess of billings                            5,696,773        5,852,172          (155,399)
 Prepaid expenses                                                      520,589          485,760            34,829
 Inventory                                                           3,884,440        3,991,878          (107,438)
 Inventory reserve                                                  (1,569,720)      (1,647,478)           77,758
                                                                 --------------------------------------------------
     Inventory, net                                                  2,314,720        2,344,400           (29,680)
                                                                 --------------------------------------------------
 Other current assets                                                   83,773           83,773                (0)
                                                                 --------------------------------------------------
 TOTAL CURRENT ASSETS                                               27,151,881       27,319,434          (167,553)
                                                                 --------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                                   2,560,458        2,557,745             2,713
   Automotive equipment                                              1,667,474        1,674,974            (7,500)
   Office furniture and equipment                                    2,258,159        2,248,542             9,617
   Leasehold improvements                                              334,810          334,810                 0
                                                                 --------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                                    6,820,901        6,816,071             4,830
   Accum. Depreciation                                              (4,281,227)      (4,202,418)          (78,809)
                                                                 --------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                                        2,539,674        2,613,653           (73,979)
                                                                 --------------------------------------------------
 Long-term accounts receivable - Other (Texas)                       1,053,883        1,053,883                 -
 Reserve for Long-term accounts receivable                            (350,000)        (350,000)                -
                                                                 --------------------------------------------------
    Long-term accounts receviable - Other (Texas), net                 703,883          703,883                 -
 Other Assets                                                          328,697          559,265          (230,568)
 Investment & Intercompany in Subsidiaires                             425,000          425,000                 -
                                                                 --------------------------------------------------
 TOTAL ASSETS                                                       31,149,135       31,621,235          (472,100)
                                                                 --------------------------------------------------
                                                                 --------------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                                    442,783          431,621            11,162
   Line of Credit                                                   20,799,697       20,604,353           195,344
   Accrued expenses, excluding bankruptcy costs                      1,348,967        1,357,633            (8,666)
   Accrued bankruptcy costs                                          2,813,589        2,658,129           155,460
   Estimated claims against cash held in escrow                      2,560,602        2,560,602                 -
   Intercompany - BNYFC                                                      -                -                 -
   Intercompany payables                                                     -                -                 -
                                                                 --------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES                            27,965,638       27,612,338           353,300
 Intercompany Notes Payable
 Pre Petition Liabilities                                           16,083,287       16,117,557           (34,270)
 Pre Petition Estimated Construction Claims                          2,904,000        2,904,000                 -
                                                                 --------------------------------------------------
   TOTAL LIABILITIES                                                46,952,925       46,633,895           319,030
                                                                 --------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                                   121,289          121,289
 Additional paid in capital                                        124,480,374      124,480,374
 Treasury Stock A-P-I-C                                               (562,506)        (562,506)
 Retained earnings - prior                                        (112,005,445)    (112,005,444)
 Y-T-D net income pre petition                                      (1,845,936)      (1,845,936)
 Y-T-D net income post petition                                    (25,991,566)     (25,200,436)         (791,130)
                                                                 --------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                                      (15,803,790)     (15,012,660)         (791,130)
                                                                 --------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                           31,149,135       31,621,235          (472,100)
                                                                 --------------------------------------------------
                                                                 --------------------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION


                                       (UNAUDITED)     (UNAUDITED)                    (UNAUDITED)    (UNAUDITED)
                                       MONTH ENDED     MONTH ENDED                    MONTH ENDED    MONTH ENDED
                                      APR 30, 1998     MAR 31, 1998                   APR 30, 1998   MAR 31, 1998
                                           ESD              ESD          CHANGE             PSD           PSD         CHANGE
                                      -----------------------------------------------  --------------------------------------
Sales                                     1,230,621       1,246,883       (16,262)        626,914       676,273      (49,359)
Cost of Sales                               809,883         818,924        (9,041)        635,734       593,251       42,483
                                      -----------------------------------------------  --------------------------------------
    Gross Profit                            420,738         427,959        (7,221)         (8,820)       83,022      (91,842)

Selling, General, and Administrative        396,610         393,836         2,775         212,294       252,313      (40,019)
                                      -----------------------------------------------  --------------------------------------

Income (Loss) From Operations                24,128          34,123        (9,995)       (221,114)     (169,291)     (51,823)

Other Income(Expense):
  I/C Interest Income (Expense)             (72,397)        (73,603)        1,206         (72,343)      (71,550)        (793)
  Interest Expense                              380          (1,163)        1,543                           -             -
  Interest Income                               597             108           489                           -             -
  Gain (loss) on Asset Disposition           (3,773)            709        (4,482)                          -             -
  Other Expense                              (9,766)       (499,000)      489,234         (14,079)       25,981      (40,060)
  Other Income                                  -            12,303       (12,303)                          -             -
                                      -----------------------------------------------  --------------------------------------
    Total Other (Expense)                   (84,959)       (560,646)      475,687         (86,422)      (45,569)     (40,853)
Net Loss Before Bankruptcy
  Administrative Expenses                   (60,831)       (526,523)      465,692        (307,536)     (214,860)     (92,676)
Bankruptcy Administrative Expenses                                                                                       -
                                      -----------------------------------------------  --------------------------------------
Net Loss                                    (60,831)       (526,523)      465,692        (307,536)     (214,860)     (92,676)
                                      -----------------------------------------------  --------------------------------------
                                      -----------------------------------------------  --------------------------------------

          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION

                                                                                (UNAUDITED)      (UNAUDITED)
                                       (UNAUDITED)   (UNAUDITED)                MONTH ENDED      MONTH ENDED
                                       MONTH ENDED   MONTH ENDED               APR 30, 1998     MAR 31, 1998
                                      APR 30, 1998   MAR 31, 1998                CONTINUING       CONTINUING
                                        CORPORATE     CORPORATE       CHANGE     OPERATIONS       OPERATIONS        CHANGE
                                      --------------------------------------   -------------------------------------------
Sales                                         -             -            -         1,857,535       1,923,156       (65,621)
Cost of Sales                                 -             -            -         1,445,617       1,412,175        33,442
                                      --------------------------------------   -------------------------------------------
    Gross Profit                              -             -            -           411,918         510,981       (99,063)

Selling, General, and Administrative      185,780       224,632      (38,852)        794,684         870,781       (76,097)
                                      --------------------------------------   -------------------------------------------

Income (Loss) From Operations            (185,780)     (224,632)      38,852        (382,766)       (359,800)      (22,966)

Other Income(Expense):
  I/C Interest Income (Expense)           144,740       145,153         (413)            -               -             -
  Interest Expense                       (179,172)     (184,363)       5,191        (178,792)       (185,526)        6,734
  Interest Income                                         1,058       (1,058)            597           1,166          (569)
  Gain (loss) on Asset Disposition                          -            -            (3,773)            709        (4,482)
  Other Expense                            (9,478)       (5,306)      (4,172)        (33,323)       (478,325)      445,002
  Other Income                                            1,000       (1,000)            -            13,303       (13,303)
                                      --------------------------------------   -------------------------------------------
    Total Other (Expense)                 (43,910)      (42,458)      (1,452)       (215,291)       (648,673)      433,382
Net Loss Before Bankruptcy
  Administrative Expenses                (229,690)     (267,090)      37,400        (598,057)     (1,008,473)      410,416
Bankruptcy Administrative Expenses       (155,460)     (150,000)      (5,460)       (155,460)       (150,000)       (5,460)
                                      --------------------------------------   -------------------------------------------
Net Loss                                 (385,150)     (417,090)      31,940        (753,517)     (1,158,473)      404,956
                                      --------------------------------------   -------------------------------------------
                                      --------------------------------------   -------------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
     OPERATIONS INFORMATION

                                        (UNAUDITED)     (UNAUDITED)                   (UNAUDITED)      (UNAUDITED)
                                        MONTH ENDED     MONTH ENDED                   MONTH ENDED      MONTH ENDED
                                       APR 30, 1998    MAR 31, 1998                  APR 30, 1998     MAR 31, 1998
                                       DISCONTINUED     DISCONTINUED                    COMBINED        COMBINED
                                        OPERATIONS       OPERATIONS      CHANGE          FINAL            FINAL         CHANGE
                                      -------------------------------------------    -------------------------------------------
 Sales                                                        -              -         1,856,449        2,000,074      (143,625)
 Cost of Sales                                                -              -         1,444,531        1,489,093       (44,562)
                                      -------------------------------------------    -------------------------------------------
     Gross Profit                                -            -              -           411,918          510,981       (99,063)

 Selling, General, and Administrative                           0             (0)        794,684          870,781       (76,097)
                                      -------------------------------------------    -------------------------------------------

 Income (Loss) From Operations                   -             (0)             0        (382,766)        (359,800)      (22,966)

 Other Income(Expense):
   I/C Interest Income (Expense)                              -              -               -                -             -
   Interest Expense                                           -              -          (178,792)        (185,526)        6,734
   Interest Income                                            -              -               597            1,166          (569)
   Gain (loss) on Asset Disposition                           -              -            (3,773)             709        (4,482)
   Other Expense                           (37,613)           -          (37,613)        (70,936)        (478,325)      407,389
   Other Income                                            59,615        (59,615)            -             72,918       (72,918)
                                      -------------------------------------------    -------------------------------------------
     Total Other (Expense)                 (37,613)        59,615        (97,228)       (252,904)        (589,058)      336,154
 Net Loss Before Bankruptcy
   Administrative Expenses                 (37,613)        59,615        (97,228)      (635,670)         (948,858)      313,188
 Bankruptcy Administrative Expenses                                           -        (155,460)         (150,000)       (5,460)
                                      -------------------------------------------    -------------------------------------------
 Net Loss                                  (37,613)        59,615        (97,228)      (791,130)       (1,098,858)      307,728
                                      -------------------------------------------    -------------------------------------------
                                      -------------------------------------------    -------------------------------------------


          See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE COMBINED STATEMENT OF CASH FLOWS INFORMATION


                                                                      (UNAUDITED)         (UNAUDITED)
                                                                      MONTH ENDED         MONTH ENDED
                                                                     APR 30, 1998         MAR 31, 1998           CHANGE
                                                                  ------------------    ----------------    ----------------
Cash flows from operating activities:
  Net loss                                                               ($791,130)        ($1,098,858)            $307,728

  Adjustments to reconcile net loss to net cash (used in)
    provided by operating activities:
      Depreciation                                                          85,206              86,286               (1,080)
      Reserve for Long-term accounts receivable                                                350,000             (350,000)
      (Gain) Loss on sale of property and equipment                         (3,773)               (709)              (3,064)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                           291,086             931,584            (640,498)
      Costs in excess of billings                                           155,399             145,545               9,854
      Inventory                                                              29,680              21,285               8,395
      Prepaids & other assets                                               (34,829)              4,482             (39,310)
     Increase (decrease) in:
      Accounts payable                                                       11,162            (168,713)            179,875
      Accrued expenses                                                      146,794            (135,811)            282,605
      Other net changes in assets and liabilities                           230,447             (23,878)            254,326
                                                                  ------------------    ----------------    ----------------
        Total adjustments                                                   911,172           1,210,070            (298,898)
                                                                  ------------------    ----------------    ----------------
        Net cash provided by operating activities                           120,042             111,212               8,830


Cash flows from investing activities :
     Proceeds from sale of equipment                                          1,900               1,000                 900
     Additions to property and equipment                                     (9,354)            (33,163)             23,809
                                                                  ------------------    ----------------    ----------------
       Net cash provided by (used in) investing activities                   (7,454)            (32,163)             24,709


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan                       195,344             407,550            (212,206)
  Increase (decrease) in pre petition liabilities                           (34,270)           (362,078)            327,808
                                                                  ------------------    ----------------    ----------------
      Net cash provided by (used in) financing activities                   161,074              45,472             115,602
                                                                  ------------------    ----------------    ----------------
Net increase in cash                                                        273,662             124,521             149,141

CASH AT BEGINNING OF PERIOD                                                 510,476             385,955             124,521
                                                                  ------------------    ----------------    ----------------

CASH AT END OF PERIOD                                                      $784,138            $510,476            $273,662
                                                                  ------------------    ----------------    ----------------
                                                                  ------------------    ----------------    ----------------




          See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
April 30, 1998 Financial Reporting Information

Notes to Financial Statement Information


Basis of Presentation
The financial statement information presented is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.


BNY Financial Corporation
As of April 30, 1998, the Company's borrowings from BNY Financial Corporation ("BNYFC") were $20,779,697. In June the Company successfully negotiated with BNYFC for continuance of debtor-in-possession financing through December 31, 1998.


Costs and Earnings in Excess of Billing
The asset, "Costs and earnings in excess of billings" recorded on the Environmental Services Division's balance sheet, represents estimated revenues recognized in excess of amounts billed using the percentage of completion method of contract accounting. In the past, as projects were completed and billed significant write-offs of this asset were recorded in excess of reserves provided. Management is in the process of instituting new procedures for earlier identification of potential write-offs and is analyzing current fixed-price contracts and related costs incurred to determine estimated profitability. The results of these new procedures and analysis are not complete and any adjustment to this asset may have a material adverse effect on the financial statements.


Accounts Receivable
Accounts receivable recorded on the Environmental Services Division's balance sheet are primarily due from various State reimbursement programs for clean up of leaking underground storage tanks. Management is in the process of analyzing the collectability of these accounts and estimated bad debts may be significantly in excess of established reserves. The results of this analysis are not complete at this time and any adjustment may have a material adverse effect on the financial statements.

Accounts receivable recorded on the Discontinued Operation's balance sheet represents amounts recorded as due from customers in the company's discontinued construction activities. The amounts ultimately collected by the company will be significantly less than net recorded amounts in part because of set-offs, liens, bonding issues and customer disputes which may result in refusal to pay receivable amounts or require payment or set-off of pre-petition liabilities and claims. The amount ultimately collectible is not determinable at this time.


Inventory
Inventory recorded on the Petroleum Services Division's balance sheet consists primarily of component parts for servicing retail and commercial fueling facilities. The use of these parts has decreased significantly due to the decline in the level of business activity from prior periods. Management is in the process of selling excess parts. Losses on sale of these excess parts may exceed recorded reserves. The amount of loss can not be determined at this time.